Exhibit 99.1
Welcome

Annual Meeting of Stockholders
June 5, 2013

Roy E. Reichbach
General Counsel & Corporate Secretary

Forward-Looking Statements
 Certain statements herein are forward-looking statements and represent NeuLion's current intentions in respect of future activities. Forward-looking statements can be identified by the use of the words “will,” “expect,” “seek,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” and
 “intend” and statements that an event or result “may,” “will,” “can,” “should,” “could,” or “might”
 occur or be achieved and other similar expressions. Forward-looking statements involve significant risks, uncertainties and assumptions. Although the forward-looking statements contained in this presentation are based upon what management believes to be reasonable assumptions, we cannot assure readers that actual results will be consistent with these forward-looking statements. These forward-looking statements are made as of the date of this presentation and we assume no obligation to update or revise them to reflect new events or circumstances, except as required by law. Many factors could cause our actual results, performance or achievements to be materially different from any anticipated results, performance or achievements that may be expressed or implied by such forward-looking statements, including: our ability to develop and execute on our business plan, including further diversifying our customer base; continuing to invest in and expand our sports-related business; our ability to integrate the operations of acquired businesses with our own; our ability to increase revenue; general economic and market segment conditions; our customers’ subscriber levels; the financial health of our customers; our ability to pursue and consummate acquisitions in a timely manner; our continued relationships with our customers; our ability to negotiate favorable terms for contract renewals; competitor activity; product capability and acceptance rates; technology changes; regulatory changes; foreign exchange risk; interest rate risk; and credit risk. These factors should be considered carefully and readers should not place undue reliance on the forward-looking statements. A more detailed assessment of the risks that could cause actual results to materially differ from current expectations is contained in Item 1A,
 “Risk Factors,” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, which is available on www.sec.gov and filed on www.sedar.com.

Charles B. Wang
Chairman

Arthur J. McCarthy
Chief Financial Officer

$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
2008
2009
2010
2011
2012

$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
2008
2009
2010
2011
2012

Key Stats: NLN (TSX)
Annual Revenue
(in $Millions)
Annual Adjusted EBITDA
(in $Millions)
(Pro Forma)
(Actual)
(Actual)
(Pro Forma)
(Actual)
(Actual)
(Actual)
(Actual)
(Actual)
(Actual)
$25.7
$28.1
$33.2
$39.7
$39.0
$(31.6)
$(13.9)
$(11.0)
$(6.9)
$(3.3)
Stock Price (5/31/13)	CDN $0.445	Revenue FY12	US $39.0m
Avg. Daily Vol. (3 mo.)	230,652	Adjusted EBITDA FY12	US ($3.3m)
52 Week Low/High	$0.15/$0.51
Common Stock Outstanding	164.2m	At March 31, 2013
Preferred Stock	28.1m	Cash	US $15.2m
Public Float, est.	68.8m	Current Assets	US $22.3m
Market Capitalization	US $70.5m	Total Assets	US $40.4m
Insider Holdings (est.)	58%	Current Liabilities 1	US $17.9m
		Total Liabilities 1	US $18.3m
		Employees (full-time, est.)	277

1 Excludes deferred revenue, convertible note and deferred tax liability as they are not expected to be settled in cash.

Private & Confidential © NeuLion, Inc.

$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$1.5
$7.8
$12.5
$24.2
$30.0
$36.9
$38.2
$11.8
2006
2007
2008
2009
2010
2011
2012
Q1 2013

Pro Forma Annual Revenue
(in Millions $)

Private & Confidential © NeuLion, Inc.

(1)	The figures above have been prepared on a Pro Forma basis, excluding revenue from our B2C business which was appointed to KyLinTV on April 1, 2012.

$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
2009
2010
2011
2012
Pro Sports
College Sports
TV Everywhere
Other - B2C
Other - Consulting

Historical Services Revenue by Category
(1) Pro Sports includes all of our major, minor and junior sports league customers. These customers include the NFL, NHL, NBA, UFC, MLS and AHL.
(2) TV Everywhere includes all of our non-sports customers that own content rights, including aggregators and distributors. These customers include
 KyLinTV, Sky Angel, BTN2GO and the Independent Film Channel.
(3) College Sports includes all of our college and collegiate conference customers. We partner with many National Collegiate Association (NCAA) schools and have agreements in place with over 150 colleges, universities and related websites.
(4) Other - B2C - Effective April 1, 2012, the Company amended its agreement with KyLin TV, such that, in addition to the services previously provided,
 KyLin TV was appointed the exclusive distributor of the Company’s B2C IPTV interests.
(in Millions $)

Private & Confidential © NeuLion, Inc.

$30.0
$20.0
$10.0
$0.0
-$10.0
-$20.0
-$30.0
-$40.0
2006
2007
2008
2009
2010
2011
2012
Q1 2013
Non-GAAP Gross Margin
Non-GAAP Adjusted EBITDA

NeuLion’s Path to Profitability
(in Millions $)
(1) Cost of Revenue and Gross Margin are exclusive of depreciation and amortization.
(2) SG&A expenses are exclusive of stock-based compensation.
(3) Figures for 2006-2008 have been prepared on a Pro Forma basis as if the merger between NeuLion and JumpTV had occurred.
$0.7
20%
$2.5
15%
$6.9
27%
$13.7
$49%
$18.8
57%
$23.3
59%
$25.3
65%
$8.5
71%
$1.0
$(24.7)
$(30.0)
$(31.6)
$(13.9)
$(11.0)
$(6.9)
$(3.3)
Pro Forma
Pro Forma
Pro Forma
Actual
Actual
Actual
Actual
Actual

Private & Confidential © NeuLion, Inc.

Q4 2011	Q4 2012		Q1 2012	Q1 2013
Revenue					
Services revenue	$10.0	$10.3		$9.9	$11.7
Equipment revenue	0.7	0.2		0.5	0.2
	10.7	**10.5**		**10.4**	**11.9**
Cost of Revenue	4.5	3.2		4.5	3.4
Gross Margin	6.2	7.3		5.9	8.5
%	**58%**	**69%**		**57%**	**71%**
SG&A	7.1	6.5		7.8	7.5
Adjusted EBITDA	**(0.9)**	**0.8**		**(1.9)**	**1.0**

NeuLion Has Reported Two Positive Adjusted EBITDA
Quarters in Q4 2012 and Q1 2013
(in Millions $)
(1) Cost of Revenue and Gross Margin are exclusive of depreciation and amortization.
(2) SG&A expenses are exclusive of stock-based compensation.
(3) Gross Margin, SG&A and Adjusted EBITDA are non-GAAP measures.

Private & Confidential © NeuLion, Inc.

Chris Wagner
Executive Vice President

State of the Market
• Digital media production, delivery and consumption is
 shifting and expanding globally, from news to sports
 and entertainment. Broadcasting has become multi-
 dimensional.
• Television consumption has become a new interactive
 and dynamic experience - it is no longer simply a
 passive activity. Consumers want to choose when,
 where and how to view media. They can also produce,
 share and customize their own content and multimedia
 experience.
• Television technology has changed; it is no longer a
 single screen in our living room. TVs, computers,
 mobile, gaming devices and tablets are converging as
 they all become Internet enabled. Video content can
 now be enjoyed on nearly any multimedia device.

Private & Confidential © NeuLion, Inc.

The State of Media and Entertainment
▪ TV Everywhere Was Everywhere
 ▪ Revenue growth and the future is big for NeuLion Partners and their digital businesses
 - Business models driving revenue include PPV transactions, subscription offers, live advertising just like TV on devices and authentication with operators
 - Global market supporting multiple currencies
 ▪ Consumer Expectations for Quality High
 ▪ Consumer Willingness To Pay Growing
 ▪ Consumer Viewing Experiences On
 Devices Driving Activation, Renewals
 and Engagement Times
Private & Confidential © NeuLion, Inc.

NeuLion

NeuLion Partners Extend Content On More And More Devices

NeuLion™
PLAYSTATION 3

The State of Multiscreen Video
Private & Confidential © NeuLion, Inc.

 ▪ Streaming Media is all about Multi-
 screen delivery
 ▪ A Multitude of Devices Continues
 To Grow
 ▪ Second Screen Viewing Dominates
 ▪ Sales of Connected TV’s are Rising

Consoles 14 Times more Common than OTT Devices
US Internet Users Devices of Choice
Streaming through a computer	56%
Streaming through an Internet-connected device	48%
Gaming consoles	30%
Internet-enabled STB or Blu-ray player	19%
Internet-enabled TV	12%
Streaming through mobile devices	29%
Tablets	16%
Smartphones	14%
Source: emarketer, June 2012
30% of all US internet users (or 62.5% of all those who streamed video from an internet-connected device to a TV set) used a gaming console to watch online video
Private & Confidential © NeuLion, Inc.

The State of Mobile Video
▪ 50% of consumption on mobile devices is video content
 ▪ More viewing takes place on tablets versus smartphones
 ▪ Tablet and smartphone video viewing growing
 ▪ A Deloitte publication predicted that in 2012 5% of tablets sold will likely be to individuals or households that already own a tablet, which equates to five million tablets worth between $1.5 and $2 billion in revenue - according to
 Deloitte “Technology, Media, & Telecommunications Prediction” Report
 ▪ 2013 and beyond will be the years to drive video personalization options for
 NeuLion Partner Networks on mobile devices
Private & Confidential © NeuLion, Inc.

NeuLion

78% CAGR 2011-2016
Exabytes per Month
12
6
0
2011
2012
2013
2014
2015
2016
Mobile VoIP (0.3%)
Mobile Gaming (1.1%)
Mobile File Sharing (3.3%)
Mobile M2M (4.7%)
Mobile Web/Data (20.0%)
Mobile Video (70.5%)

Figures in legend refer to traffic share in 2016.
Source: Cisco VNI Mobile, 2012

Shipments (mm)
150
120
90
60
30
0
2009
2010
2011
2012
2013
2014
2015
ME and Africa
Latin America
Asia Pacific
Japan
Eastern Europe
China
North America
Western Europe

(Credit: DisplaySearch)

1 Note: 2011-2015 figures are forecasts, Report released June 2011.
2 Source: http://news.cnet.com/8301-17938_105-20078036-1/report-500-million-web-enabled-tvs-by-2015
3 Source: http://broadcastengineering.com/ott/us-web-enabled-tv-penetration-increasing-94-percent-annual-rate-in-stat-20110209
4 Source: Cisco Visual Networking Index: Global Mobile Data Traffic Forecast Update 2011-2016 (Feb. 2012)
•     Mobile video traffic exceeded 50% for the first time in 2011
•     Mobile video will generate over 70% of mobile data traffic by 2016
•     Mobile traffic will increase 25-fold between 2011 and 2016
•     The number of connected devices was expected to exceed
       the number of people on earth in 2012
Connected Devices are Skyrocketing
Internet Enabled TV Forecast1,2
Mobile Data Usage Forecast4
• Internet enabled TV penetration is increasing at a
 high annual rate3
 • In 2011, roughly 25% of all flat panel
 televisions shipped had were internet
 enabled2
 • By 2015, internet enabled TV shipments are
 expected to rise to 47% for a total of 138
 million units2

Private & Confidential © NeuLion, Inc.

use their devices daily to access social
media while watching TV.
44%
of tablet owners
38%
of smart phone owners
Private & Confidential © NeuLion, Inc.

Social TV On The Rise

NeuLion

Rich Content? Nobody Beats KyLinTV.

NHL
NFL
DUKE
NBA
LSU
CCTV
sundance NOW

About NeuLion
A group of former
Computer Associates
executives started
NeuLion in January 2004.
NeuLion IP investments in
R&D, H.264, Encoding ,
and OTT Services. First
service through IPTV set
top boxes with its first
customer, KyLinTV, a
Chinese network. Entry
into Sports Markets.
In 2008 merged with
JumpTV, a Canadian IPTV
Company, which added
college sports and
international programming.
The merger transitioned
NeuLion from a privately
held entity to one publicly
traded on the Toronto
Stock Exchange (TSX:NLN).
In 2009 NeuLion acquired
Interactive Netcasting
Systems Inc. ("INSINC").
Growth Strategy -
Internal Development,
Acquisition, Integration,
and Partnering. NeuLion
reported back-to-back
positive quarters and has
agreements with
customers such as the
NHL, NFL, NBA, UFC, Red
Bull Media and Pac-12.
Private & Confidential © NeuLion, Inc.

NeuLion Staff Structure and Locations
NeuLion has over 300 employees covering development,
operations, sales and marketing and CRM /Partner
Management (R&D represents 150 FTE) with principal offices
in Plainview, NY and Sanford, FL with additional offices in
Toronto, ON, New York, NY, London, UK, Shanghai, China,
Beijing, China and Vancouver, BC.
Private & Confidential © NeuLion, Inc.

NeuLion is the leader in delivering live interactive sports experiences for the top sports leagues
Our Position in the Marketplace
 ▪ Provide a complete portfolio of services for delivering content
 ▪ Deliver and monetize content for content owners, aggregators and distributors worldwide
 ▪ Enables platform content delivery to any consumer device
 ▪ Provides customized interactive fan experience
 300 linear channels represent content created in more than 40 languages from more than 70 countries
 40,000+ live events streamed, over 75PBs of video
 50,000-hour VOD catalog includes short-form and long-form content, stored and replayed in both SD and HD
 Over  8 million downloads of  mobile applications in 2012 worldwide
 2.3 million transactions in 2012
NeuLion by the Numbers:

Private & Confidential © NeuLion, Inc.

NeuLion

PAC 12

LiveU
Portable Uplink Solutions

THE IVY LEAGUE

deluxe

UNIVISION

ROGERS sportsnet

Red Bull MEDIA HOUSE

3D GO!™
ENHANCE YOUR WORLD

gmc
UPLIFTING ENTERTAINMENT

participant MEDIA

New Wins & New Launches
Private & Confidential © NeuLion, Inc.

Ivy League and NeuLion Announce
Launch of the Conference's First-
Ever Digital Network
Pac-12 Enterprises and NeuLion
Announce Multi-Year Partnership
Univision Selects NeuLion for
UVideos Launch
NeuLion Delivers Live Curling
Worldwide for Sportsnet
NeuLion and LiveU Announce
Strategic Service Partnership
NeuLion and Deluxe Team Up
to Offer a Joint Digital Movie
Store Solution

NeuLion

SportsBusiness JOURNAL

Multichannel NEWS

SVG SPORTS VIDEO GROUP

Video Nuze

SportsBusiness JOURNAL

THE WALL STREET JOURNAL. WSJ

Cynopsis Sports

streaming media.com

B&C Broadcasting & Cable

BARCLAYS CENTER BROOKLYN

NeuLion, Ivy League to Launch Digital Network
NeuLion - Live U Alliance Streamlines
Content Distribution, Monetization
NeuLion and Deluxe Team Up to Offer
Branded Online Movie Stores
Pac-12, NeuLion Partner on Digital Network
of School Sites
OTHER
COVERAGE
Private & Confidential © NeuLion, Inc.

NeuLion Reports Record Quarterly Revenue and
Back-to-Back Positive Quarters
NeuLion's Deal With Barclays Center Allows
For "Digital Ticket"
NeuLion in the News

NeuLion

Cynopsis | Sports
Media Awards

SportsBusiness JOURNAL
SportsBusiness DAILY
SPORTS
BUSINESS
AWARDS

READERS' CHOICE
AWARDS 2012
STREAMING MEDIA MAGAZINE

Award Winning Technology
NOMINATED IN 4 CATEGORIES:
- Best Streaming Innovation
- Best Multi-Screen Solution
- Live Video Streaming
- Best Online Video Technology Company
FINALIST - Best in Sports Technology
WINNER - Best App (Affiliated) for UFC.TV

Private & Confidential © NeuLion, Inc.

Nancy Li
President & Chief Executive Officer

NeuLion

sundance
UFC
BTN
CCTV
NFL
LSU
UNIVISION
MLS
POWERING THE GLOBAL TRANSFORMATION TO
INTERACTIVE TV FOR THE WORLD'S TOP PLAYERS
NeuLion

Private & Confidential © NeuLion, Inc.
▪ Our leading cloud-based technology
 provides a scalable suite of digital
 services, lowering the barrier and time
 needed to get your content into
 consumers’ hands. Fast to market.
▪ NeuLion’s architecture supports
 content delivery to any device,
 empowering unique device-specific
 applications. Connecting on any
 device.
▪ We create digital destinations
 delivering interactive, personal, live
 and on-demand video proven to build
 meaningful experiences that engage,
 retain and grow your digital media
 business. Drive new and expanded
 revenue.
NeuLion – A Global Digital Leader

NeuLion specializes in digital content management, distribution and monetization

NeuLion

Red Bull MEDIA HOUSE
NBA
NFL
NHL
MLS
MAJOR LEAGUE SOCCER
UFC
TSN.ca
AHL
LIVE
ATM
THE IVY LEAGUE
PAC 12
LSU
CCTV
MSG VARSITY
ESPN PLAYER
ROGERS
UNIVISION
SPORTSNET
OUTDOOR CHANNEL
sundance NOW
BTN2GO
BTN2GO.COM

College Sports
TV Everywhere
Experience the future of interactive digital
sports with NeuLion’s platform for delivering
live and on-demand content. Providing
previously untapped revenue sources to the
top sports properties from around the world
with unprecedented quality.
With a continued commitment to colleges,
universities and athletic conferences across
the US, NeuLion transforms their athletics
websites into a fully customizable online
destinations, connecting fans to rich content
with an array of interactive digital services.
Designed for television networks, cable
operators and content aggregators, NeuLion’s
TVE solution delivers an unmatched,
interactive digital video experience. As
innovators of TV Everywhere, we continue to
revolutionize the future of multi-platform TV.

Private & Confidential © NeuLion, Inc.
Pro Sports
NeuLion Key Markets

NeuLion

Content Ingestion Service
Fiber
Satellite
Data
Live Encoder
Live Tag Editor
NOW
Universal Editor
GEO Service
Ad Substitution & Mid-roll
Payflow & Premium Service
Players
Player SDK
TVE Authentication & SSO Integration
DRM Integration
QoS
Dashboard
Real-time
Historical Reports
Analytics Reporting
Omniture
Google Analytics
NeuLion Distributed Delivery Platform
Content Source
REIMUXER
Multi-bitrate Transcoding
Streaming Server
Multi-platform Delivery
Storage
Metadata Management
CMS
Managed Content Delivery

Proprietary Technology Platform

Private & Confidential © NeuLion, Inc.
Recent Innovations
▪ Closed Caption
▪ 4.5 mbps 60FP
▪ 3D Video
▪ Mobile QoS
▪ Dynamic Mid Roll
▪ Live Editor
▪ Multi-Camera View
▪ Game Day

Delivery to all Consumer Devices

Private & Confidential © NeuLion, Inc.
Mobile
Smartphones
Social Media
Connected TVs
Tablets
Gaming Consoles
Computers
Connected Devices

NeuLion

SAMSUNG LG VIZIO Panasonic ideas for life SONY

Microsoft XBOX SONY PlayStation

BOXEE Roku tv Google TV WD Western Digital

Windows 8 Phone iPhone Google

SAMSUNG LG VIZIO Panasonic ideas for life SONY

Delivery to All Devices
Connected TVs
Third-party Boxes
Gaming Consoles
Mobile Smartphones / Tablets
Blu-Ray Players
Private & Confidential © NeuLion, Inc.

Reporting & Analytics
Signal Capture/ Encode
Content Management System
Content Delivery Management
Live Editing/ Sport Data Integration
Customer Support
Security & DRM
INTERACTIVE VIDEO EXPERIENCE ON MULTIPLE SCREENS
facebook
twitter
Linked in
Social Media/ Personalization
Ad Substitution
QoS Monitoring
Payflow/ Authentication

Complete, Flexible, Cloud-based
End-to-End Solution
Private & Confidential © NeuLion, Inc.

NeuLion

NFL GAME PASS

NHL GAMECENTER LIVE

UFC TV

MLS LIVE

INTERNATIONAL NBA LEAGUE PASS

NHL GAMECENTER LIVE
MLS LIVE
ALL TEAMS
THIS WEEK'S GAMES
VS
Ryan BADER
official
NBA
WESTERN CONFERENCE FINALS

We are the leader in delivering live sports
events for the top professional sports leagues
Private & Confidential © NeuLion, Inc.

Best-in-Class User Experience
▪ Video Quality
 ▪ High Availability
 ▪ Stream Quality
 ▪ 4.5mbps, 60FPS
▪ Interactive Features
 ▪ Data Integration
 – Fight Metrics
 – NBA League Pass
 ▪ Multi Camera
 ▪ Multi Audio
 ▪ Time Line Marker
 – Searchable, thumbnail
 – Dynamic Detection

Private & Confidential © NeuLion, Inc.
▪ Consumer Devices
 ▪ PC, Mobile, Tablets
 ▪ PS3, Xbox, Apple TV
 ▪ Entitlement
 ▪ Cross Device Support

NeuLion
Experience

GAME PASS
GAME REWIND
AUDIO PASS
PRESEASON LIVE
GAME PASS

NeuLion has delivered a stunning global HD streaming service that includes many interactive components for NFL fan to engage with the game.
Since its launch in 2008, the NFL’s digital media products empowered by NeuLion have seen significant growth in subscriptions, renewal rate, client satisfaction and over all revenue.
Live HD games | Snap to whistle | Highlight touch points
Extensive stats | Coaches Film | Telestrator
The NFL selected NeuLion as its technology partner for all of its premium digital products
NFL & NeuLion Partnership
Private & Confidential © NeuLion, Inc.

Ryan BADER
official
António NOGUEIRA

Score Round 2 Now!
Yuri Alcantara
10
9
8
7
Hacran Dias
10
9
8
7
Score Round 2: Alcantara 10-9
SUBMIT
UFC® 147 W. SILVA vs FRANKLIN II Live PPV

"Fans are always asking for more ways to get closer to the action and NeuLion's capabilities allow us to deliver…With this technology, fans have ultimate access during our events and can control camera views and audio, and score the bouts along with other fans"

Dana White, President, UFC

 NEULION POWERS EVERYTHING FOR UFC.TV
       Available on PC, iPhone, Android, Roku and Samsung
UFC & NeuLion Partnership
UFC148 SET NEW RECORDS FOR DIGITAL MEDIA SALES

Private & Confidential © NeuLion, Inc.

NeuLion

Don't Miss Your Favorite Stars in Action!
ALL-STAR

INTERNATIONAL
NBA LEAGUE PASS

NBA & NeuLion Partnership
The NBA has relied on NeuLion to power NBA League Pass
International since 2010 in more than 200 countries.
The Ultimate NBA Game Experience
•    Live, archived and condensed games
•    24/7 linear stream of NBATV
•    High-quality viewing
•    Watch four games at once
•    Integrated player stats and highlights
NBA League Pass on the Xbox Platform is now
streaming in the highest quality yet at 60 frames per
second for the ultimate game console experience.

Private & Confidential © NeuLion, Inc.

NeuLion has been indispensable to us in making sure we are state of the art, particularly as it relates to digital applications. We're grateful to be associated with NeuLion because we know they will keep us at the forefront.
Gary Bettman, Commissioner, NHL
1
Year
2
Year
3
Year
4
Year
Built out digital platform for nhl.com and 30 team sites
including video portals for each club. First implementation
of NHL GameCenter TM
Further expanded to smart TVs and connected devices:
Xbox, AppleTV, PS3, Roku. Added internal apps like
Hockey Operations.
Launched NHL GameCenter LIVE TM which focused on
fan experience and integrated features like live chat,
multi-camera view, highlights, etc.
Expanded NHL digital experience to mobile devices and
rolled out over 20 new versions on handheld devices: iPhone,
iPad, Android, etc.
Shared Vision
NHL & NeuLion Partnership

Private & Confidential © NeuLion, Inc.
Built out next-gen infrastructure and asset management system.
5
Year

NeuLion

UVideos — UNIVISION

AMORES

Connect to the best of Univision on UVideos. Watch, discuss and share telenovelas, entertainment & sports in Spanish & English.

True loves....& more from UVideos

SHAW GO — Shaw Cable NFL Sunday Ticket ™ APP

Heighten your NFL experience with instant updates on plays, scores, and stats for Shaw Cable subscribers.

Go from NFL Fan to NFL Fanatic.

WATCH NFL NETWORK REDZONE — NFL

NFL Network delivers **every Thursday Night Football game live online**--plus award-winning programs, events coverage and more 7 days a week!

TNF Live Games...& more from NFL Network.

Sports:

MSG VARSITY — LIVE

MSG
VARSITY

MSG Varsity is the New York tri-state leader in high school sports and activities with original content 24/7.

High School Football....& more from MSG Varsity

BTN — BIG TEN NETWORK

BIG
CHAMPIONSHIP

BTN lets you take the Big Ten with you with live 24/7 viewing of BTN programming and live game telecasts with BTN2Go.

BIG TEN Football...& more from BTN

SPORTSNET WORLD

SNWORLD
ONLINE

Sportsnet World is your destination for the best in international sport, leagues and matches. The NEW Sportnet World Online offers live streaming of matches not available anywhere else.

Sportnet World games...& more from SNWORLD Online

Featured Authenticated TVE Networks

Private & Confidential © NeuLion, Inc.

Benefits of NeuLion
✓ SUCCESSFUL TRACK RECORD - We develop digital media strategies that grow exponentially each year for the biggest names in sports, entertainment and universities
✓ STATE-OF-THE-ART EXPERIENCE - Our digital products are constantly on the edge of innovation and deliver content in the highest quality
✓ SPEED TO MARKET - Initiate your new digital strategy quickly on multiple consumer devices, with multiple monetization options including pay-per
 -view, subscription and affiliate authentication
✓ STRONG PARTNER LOYALTY - We have established well-built
 relationships that meet the needs of every partner and drive revenue successes

Private & Confidential © NeuLion, Inc.

Charles B. Wang
Q & A

Thank You